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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2007

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                     0-22055                  11-3223672
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)
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                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)


                   ------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

         In January 2007, Amedia Networks, Inc. (the "Company") received from Motorola Wireline Networks, Inc. ("Motorola"), a subsidiary of Motorola Inc., approximately $169,000 from the sale of prototypes. To date, the Company has received from Motorola purchase orders for lab test units, Alpha and Beta test unit prototypes and gateways in the aggregate purchase amount of approximately $475,000. The Company has invoiced and collected approximately $233,000 of this amount to date and has completed shipping and invoicing the remaining $242,000. The Company currently anticipates that approximately $235,000 from the gateways (of the total $475,000) will be recognized as revenue in the first quarter of 2007, subject to quarterly and year-end adjustments. These aggregate purchase orders of $475,000 referred to above are independent of and unrelated to the development based milestone payments payable under the Strategic Alliance Agreement.

         Under the Strategic Alliance Agreement, the Company and Motorola are jointly developing a family of IP Home gateways intended to provide expanded support for data, IPTV, High Definition TV, and Digital Video Recorders using Motorola's existing Multi-Service Access Platform for exclusive distribution by Motorola under the Motorola brand. The Strategic Alliance Agreement provides, among other things, that Motorola will pay to the Company $1.9 million for engineering costs associated with the development of these products, of which amount the Company received to date approximately $ 1.2 million with the remainder to be paid in installments upon the achievement of certain agreed upon project milestones.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

None.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






DATED: JANUARY 31, 2007

                                     /s/ Frank Galuppo
                                    ------------------------------------
                                    FRANK GALUPPO
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER